UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2007
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)
Fannie Mae

Federally chartered corporation	000-50231	52-0883107
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

3900 Wisconsin Avenue, NW	20016
Washington, DC	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: 202-752-7000
(Former Name or Former Address, if Changed Since Last Report):
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     On October 22, 2007, Fannie Mae filed a Form 8-K reporting amendments to its Bylaws. Fannie Mae is amending that original Form 8-K in order to correct a typographical error that appeared under the heading “PREFERRED STOCK#148; in the original Form 8-K. Rather than stating that the bylaw amendments would increase the number of shares of preferred stock Fannie Mae had authority to issue from 200 million shares to 700 million shares, the original Form 8-K incorrectly stated that the bylaw amendments would increase the number of shares that Fannie Mae had authority to issue from 2 billion shares to 7 billion shares. No other changes to the information contained in the original Form 8-K have been made. In accordance with applicable rules of the Securities and Exchange Commission, Fannie Mae is refiling Item 5.03 of the original Form 8-K in its entirety. Although Exhibit 3.1 filed with the original Form 8-K was correct in its entirety, Fannie Mae is refiling Exhibit 3.1 with this Form 8-K/A for convenience of reference.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On October 16, 2007, the Board of Directors of Fannie Mae (formally, the “Federal National Mortgage Association”) adopted amendments to the company’s Bylaws, effective immediately. The principal changes effected by the amended Bylaws are summarized below.
PREFERRED STOCK
     As amended, Section 2.02 provides that the corporation shall have authority to issue up to 700 million shares of preferred stock having no par value. Previously, Section 2.02 provided that the corporation had authority to issue up to 200 million shares of preferred stock.
ANNUAL MEETING
     As amended, Section 3.02 provides that annual meetings of stockholders will be held on the date and time that the Board designates. Previously, the Bylaws provided that the annual meeting of stockholders would be held each year at 10:00 am on the third Thursday in May.
NOTICE OF MEETINGS; FIXING RECORD DATE
     As amended, Section 3.04 provides that written notice to registered stockholders of the time and location of any meeting of stockholders shall be made no less than 10, and no more than 60, days prior to the date of the meeting. Previously, Section 3.04 of the Bylaws provided that notice must be made no less than 20 and no more than 55, days prior to the date of the meeting.
     As amended, Section 3.05(a) provides that for purposes of determining stockholders entitled to receive notice of a meeting or to vote at a meeting, the Board shall adopt a resolution fixing the record date, which shall be no more than 60 days (previously, 55 days) and not less than 10 days (previously, 20 days) prior to the date of the meeting.

     As amended, Section 3.05(b) provides that for purposes of determining stockholders entitled to receive a dividend payment, or for any other purpose, the Board shall adopt a resolution fixing a record date that shall not precede the date of the resolution and shall not be more than 60 days (previously, 55 days) before the dividend is to be paid or the other action is to be taken.
NOTICE OF STOCKHOLDER PROPOSALS
     As amended, Section 3.12 provides that to be considered at an annual meeting of stockholders, any stockholder proposal must be delivered no earlier than the close of business on the 120th day and no later than the 60th day prior to the first anniversary of the preceding year’s annual meeting. In the event that an annual meeting is scheduled more than 30 days before or 60 days after the first anniversary of the prior year’s annual meeting, stockholder proposals must be received no earlier than the 120th day prior to the annual meeting and no later than the 60th day prior to the meeting or the 10th day following public disclosure of the date of the annual meeting, whichever is later.
     Previously, the provision for notice of a stockholder proposal required that the notice be received no later than 10 days after the company first publicly disclosed the date of the annual meeting.
NOTICE OF MEETINGS – WAIVER
     As amended, Section 4.07 provides that a Board member’s attendance at a Board meeting that requires advance notice to the members of the Board constitutes waiver of notice of the meeting by such member, unless the Board member attends for the express purpose of protesting at the beginning of the meeting the lack of notice of the meeting. Previously, Board members could waive notice of meetings in writing either before or after the meeting.
PROCEDURES FOR NOMINATIONS OF DIRECTORS BY STOCKHOLDERS
     As amended, Section 4.20 provides that notice of nominations by stockholders for the election of a candidate to the company’s Board of Directors must be made no earlier than the 120th day and no later than the 60th day prior to the first anniversary of the annual meeting of stockholders. In the event that an annual meeting of stockholders is scheduled more than 30 days before or 60 days after the first anniversary date of the prior year’s annual meeting, stockholder nominations must be received no earlier than the 120th day prior to the annual meeting and no later than the 60th day prior to the meeting or the 10th day following public disclosure of the date of the annual meeting, whichever is later.
     Previously, the provision for notice of nominations by stockholders for the election of a candidate to the Board of Directors required that the notice be received no later than 10 days after the company first publicly disclosed the date of the annual meeting.

AMENDMENTS
     As amended, Article 7 provides that the affirmative vote of two-thirds of the incumbent members of the Board of Directors is required to alter, amend, or repeal the Bylaws. Previously, the affirmative vote of two-thirds of the full number of authorized members of the Board was required to alter, amend or repeal the Bylaws.
  The full text of the Bylaws, as amended, are included as Exhibit 3.1 to this Current Report on Form 8-K, and are incorporated into this Item 5.03 by reference.
Item 7.01 Regulation FD Disclosure
On October 16, 2007, Fannie Mae announced that its Board of Directors had declared dividends on the company’s common stock and preferred stock. The announcement, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated into this Item 7.01 by reference.
Item 9.01 Financial Statements and Exhibits
(d)	The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
By	/S/ Beth A. Wilkinson
Beth A. Wilkinson
Executive Vice President and General Counsel

Date: October 22, 2007

EXHIBIT INDEX

Exhibit No.	Title of Exhibit
3.1	Fannie Mae Company Bylaws, as amended through October 16, 2007
99.1	News Release, dated October 16, 2007, announcing common and preferred stock dividends for fourth quarter 2007